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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
CorVu Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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CORVU CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of CorVu Corporation will be held on February 21, 2001, at 3:30 p.m. (Minneapolis time), at the Hilton Marquette, 710 Marquette Avenue, Minneapolis, Minnesota, for the following purposes:

  1.
  To set the number of directors at five (5).

  2.
  To elect directors for the ensuing year.

  3.
  To approve the Company's 2001 Employee Stock Purchase Plan.

  4.
  To approve a 500,000 share increase in the number of shares reserved for the Company's 1996 Stock Option Plan.

  5.
  To ratify the selection of KPMG LLP as the Company's independent auditors for the current fiscal year.

  6.
  To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

    Only shareholders of record at the close of business on January 5, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof.

    Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Justin M. MacIntosh
                       Chief Executive Officer

January 18, 2001
Edina, Minnesota

CORVU CORPORATION

Annual Meeting of Shareholders
February 21, 2001

PROXY STATEMENT

INTRODUCTION

    Your Proxy is solicited by the Board of Directors of CorVu Corporation ("the Company") for use at the Annual Meeting of Shareholders to be held on February 21, 2001, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

    The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

    The mailing address of the principal executive office of the Company is 3400 West 66th Street, Edina, Minnesota 55435. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about January 18, 2001.

OUTSTANDING SHARES AND VOTING RIGHTS

    The Board of Directors of the Company has fixed January 5, 2001, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on January 5, 2001, 19,607,166 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

    The following table provides information as of January 5, 2001 concerning the beneficial ownership of the Company's Common Stock by (i) each director of the Company, (ii) each executive officer named in the Summary Compensation Table, (iii) the persons known by the Company to own more than 5% of CorVu's outstanding Common Stock, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name or Identity of Group	Number of Shares Beneficially Owned		Percent of Common Stock Outstanding(1)
David C. Carlson(2)	236,667	(3)	1.2%
Ismail Kurdi(2)	1,303,188	(4)	6.6%
Justin M. MacIntosh(2)	9,892,673	(5)	46.8%
James L. Mandel(2)	252,968	(6)	1.3%
Alan M. Missroon(2)	190,417	(7)	*(8)%
Directors and executive officers as a group	11,875,913	(9)	54.6%
Opella Holdings Limited(10)	8,295,907	(11)	40.7%
Troy Rollo(12)	1,156,308	(13)	5.8%
Rollosoft Pty Ltd(12)	1,080,558	(14)	5.5%
Dominic K.K. Sum(10)	8,295,907	(15)	40.7%

(1)
For each person or group, any securities that the person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, have been added to the total amount of outstanding shares when determining the percent owned by such person or group.

(2)
Address: 3400 W. 66th Street, Suite 445, Edina, MN 55435.

(3)
Mr. Carlson's beneficial ownership consists of 236,667 shares of Common Stock which may be purchased upon exercise of currently exercisable options.

(4)
Mr. Kurdi's beneficial ownership includes 117,563 warrants and 10,000 shares which may be purchased upon exercise of currently exercisable options.

(5)
Mr. MacIntosh's beneficial ownership includes (i) 7,541,733 shares and 754,174 warrants registered in the name of Barleigh Wells Limited (see also footnotes 10 and 11), (ii) 115,537 shares and 11,554 warrants held by Blamac Holdings Limited, (iii) 739,102 shares of Common Stock which may be purchased upon exercise of currently exercisable options and warrants held by Mr. MacIntosh, and (iv) 81,420 shares of Common Stock and 8,142 warrants held by Mr. MacIntosh's spouse. Mr. MacIntosh disclaims beneficial ownership of the shares and warrants registered in the name of his spouse.

(6)
Mr. Mandel's beneficial ownership includes (i) 59,872 shares which may be purchased upon exercise of currently exercisable options and warrants held by Mr. Mandel and (ii) 40,350 shares and 4,035 warrants held by Mr. Mandel's spouse. Mr. Mandel disclaims beneficial ownership of the shares and warrants registered in the name of his spouse.

(7)
Mr. Missroon's beneficial ownership consists of 190,417 shares of Common Stock issuable under currently exercisable stock options.

(8)
Below 1%.

(9)
Includes 2,131,525 shares which may be purchased upon exercise of currently exercisable options and warrants.

(10)
Address: c/o Tempio Corporate Consultants Limited, Suite 701, 7/F, 6-8 Pottinger Street, Central, HONG KONG.

(11)
Opella Holdings Limited as trustee of The Asia Pacific Technology Trust is the beneficial owner of (i) 7,541,733 shares of Common Stock registered in the name of Barleigh Wells Limited as street name holder, and (ii) warrants to purchase 754,174 shares of Common Stock. Opella Holdings Limited shares beneficial ownership of the shares with Mr. MacIntosh (see footnote 5) and Mr. Sum (see footnote 15).

(12)
Address: C/-Crispin & Jeffery, Level 2, 57 Grosvenor Street, Neutral Bay NSW 2089, AUSTRALIA.

(13)
Mr. Rollo's beneficial ownership includes (i) 982,325 shares of Common Stock held by Rollosoft Pty. Limited, (ii) warrants to purchase 98,233 shares of Common Stock held by Rollosoft Pty. Limited, and (iii) 75,750 shares of Common Stock issuable under currently exercisable stock options.

(14)
Mr. Rollo is the sole shareholder, director and officer of Rollosoft Pty. Limited. Rollosoft Pty. Limited's beneficial ownership includes warrants to purchase 98,233 shares of Common Stock held by Rollosoft Pty. Limited.

(15)
Mr. Sum is the sole shareholder of Opella Holdings Limited (see footnote 11). The director of Opella Holdings Limited is Pio Services Limited whose sole shareholder is Tempio Group of Companies Limited which in turn is wholly owned by Mr. Sum. Pio Services Limited has two directors, one of which is Mr. Sum.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

    The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the shareholders. The Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (b) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

    In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

    The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

Name	Age	Position
David C. Carlson	44	Chief Financial Officer; Director
Ismail Kurdi	32	Director
Justin M. MacIntosh	50	Chairman, President, Chief Executive Officer; Director
James L. Mandel	44	Director
Alan M. Missroon, Jr.	37	Vice President Marketing; Director

    David C. Carlson.  Before joining CorVu Corporation as Chief Financial Officer in July 1996, Mr. Carlson gained extensive experience in the area of accounting and business operations. He served from July 1979 to July 1984 in the audit division of Arthur Andersen & Co. From July 1984 to April 1989, he held the position of Controller and later, Vice President of Finance at Canterbury Downs, a horse racing facility. He joined the Minnesota Timberwolves, a professional sports franchise, in April 1989 as Controller, a position he subsequently held at a local health and fitness chain until May 1996; the sports franchise and the health and fitness chain were under common ownership. Mr. Carlson is responsible for all areas of financial management of CorVu. He became a member of the board of directors of CorVu Corporation in December 1996 and was elected to the Board of Directors of the Company, which survived the merger of CorVu Corporation into Minnesota American, Inc. in January 2000.

    Ismail Kurdi.  Mr. Kurdi received a Bachelor of Science from Boston University in May 1992. From September 1992 to September 1993, he was with Oxy USA, a subsidiary of Occidental Petroleum. In October 1993, he relocated back to England where he is a real estate developer and investor. He serves on the board of directors for several British property companies which are not reporting companies. Mr. Kurdi was elected to the Board of directors of CorVu Corporation in December 1996 and was elected to the Board of Directors of the Company, which survived the merger of CorVu Corporation into Minnesota American, Inc. in January 2000.

    Justin M. MacIntosh.  After a career in the equity and real estate markets of Australia, Mr. MacIntosh founded MACS Software Company, a provider of business application software, in 1977. He served as Chairman and CEO of MACS until he founded the former parent company of CorVu in Australia in 1990. Since the incorporation of CorVu Corporation in Minnesota in September 1995, Mr. MacIntosh has served as Chairman, President and Chief Executive Officer, and as a director of the company. He was elected as director, Chairman of the Board, President and Chief Executive Officer of the Company, which survived the merger of CorVu Corporation into Minnesota American, Inc. in January 2000.

    James L. Mandel.  Mr. Mandel was elected a director of Minnesota American in 1987 and continued as a director of the Company, which survived the merger of CorVu Corporation into Minnesota America, Inc. in January 2000. He has been the Chief Executive Officer and a director of Vicom Inc., a full service telecommunications company which is reporting to the SEC under the Securities Exchange Act of 1934 and is headquartered in Minneapolis, since September 1998. From January 1997 to September 1998, he was Chairman of Call 4 Wireless LLC and from January 1992 to February 1997, he served as a Vice President of Grand Casinos, Inc.

    Alan M. Missroon, Jr.  Mr. Missroon gained his knowledge of the business intelligence market while working at Burroughs Corporation (Unisys) and during his eight years (from July 1987 to November 95) at IQ Software Corporation in which he became familiar with a variety of positions in sales, sales management, product design, and marketing. From December 1995 to December 1996, he worked at Praxis International. Mr. Missroon is responsible for worldwide operations, product positioning, market awareness, interfacing with trade press and analysts and other general marketing duties. He joined CorVu Corporation in January 1997 and was elected as one of the directors of CorVu Corporation in February 1997. He was elected to the Board of Directors of the Company, which survived the merger of CorVu Corporation into Minnesota American, Inc. in January 2000.

Committee and Board Meetings

    The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee, whose members are Ismail Kurdi and James Mandel, is responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee met once during fiscal 2000. The Compensation Committee, whose members are Ismail Kurdi and James Mandel, recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee also met once during fiscal 2000.

    The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2000, the Board of Directors held four formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors' Fees

    For the current fiscal year ending June 30, 2001, directors who are not employees of the Company are compensated at the rate of $900 per month plus $900 for each Board meeting attended and $500 for each committee meeting attended. In addition, on July 21, 2000, each nonemployee director received a five-year nonqualified option to purchase 10,000 shares at an exercise price of $2.50 per share, which was the market value of CorVu's Common Stock on the date of grant.

AUDIT COMMITTEE REPORT

    The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (two independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

    In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

    Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:

Ismail Kurdi
James L. Mandel

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

    On May 28, 1999, David Carlson, the Chief Financial Officer and a director of the Company, and his wife Cynthia loaned the Company $300,000. Interest payable was based upon a bank index rate plus 2%. The Company paid the promissory note in full on December 13, 1999. On March 31, 2000, Mr. Carlson and his wife loaned the Company $300,000. Interest payable is based upon a bank index rate plus 2%. In June 2000, the Company repaid $50,000 and in August 2000 repaid $50,000. The Company intends to repay the remaining principal plus interest as soon as funds are available.

    One of the directors of the Company, Ismail Kurdi, advanced money to the Company at an interest rate of 5% per annum on numerous occasions in fiscal 1997, fiscal 1998 and fiscal 1999. Mr. Kurdi advanced $150,000 on June 26, 1997, $200,000 on October 28, 1997, and $250,000 on December 26, 1997. The Company paid amounts of $80,000 each back to Mr. Kurdi on January 27, 1998 and February 27, 1998. Mr. Kurdi loaned $150,000 to the Company on November 27, 1998, so that as of December 31, 1998, the Company owed Mr. Kurdi the principal amount of $590,000 and interest totaling $29,489. Mr. Kurdi advanced $200,000 to CorVu on February 26, 1999 and $30,000 on April 14, 1999. As of June 30, 1999, outstanding loans from Mr. Kurdi to the Company totaled $820,000. Mr. Kurdi and the Company agreed to convert the amount of $790,000 into CorVu Common Stock, at a per share price of $2, effective June 30, 1999. On October 13, 1999, Mr. Kurdi advanced

$150,000 to the Company. On December 13, 1999, the Company paid $30,000 to Mr. Kurdi. As of December 31, 1999, the principal amount of $150,000 was outstanding, as well as interest in the amount of $49,975. On January 31, 2000, the Company paid the principal of $150,000 back to Mr. Kurdi. In April 2000, Mr. Kurdi exercised warrants at $.01 per share and the Company reduced the amount of interest owing by the exercise price ($2,750).

    Justin M. MacIntosh, the Chairman, President, Chief Executive Officer of the Company and one of its directors, and Australian companies controlled by him (Core Music Group and Blamac Holdings Limited) advanced money to, and received money advances from the Company's Australian subsidiary on a regular basis. As of the end of fiscal year 2000, the Company's Australian subsidiary owed Blamac $16,472 and owed CorVu Pty Ltd. $47,819. During the period from July to December 2000, Mr. MacIntosh personally advanced approximately $150,000 to the Company's Australian subsidiary. The Company intends to settle these amounts as soon as possible.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation, paid or accrued, during each of the Company's last three fiscal years to the Chief Executive Officer and to the other executive officers whose total annual salary and bonus paid or accrued during fiscal year 2000 exceeded $100,000.

Long Term Compensation
					Awards		Payouts
Annual Compensation
					Restricted Stock Awards ($)	Securities Underlying Options (#)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other ($)			LTIP Payouts ($)	All Other Compensation ($)
Justin M. MacIntosh(1)(2) Chairman and Chief Executive Officer	2000 1999 1998	442,640 412,000 300,800	— — —	— — —	— — —	843,750 — 56,250	— — —	— — —
David C. Carlson Chief Financial Officer	2000 1999 1998	115,000 100,000 84,240	52,000 — 10,530	— —	— — —	90,000 45,000 45,000	— — —	— — —
Alan M. Missroon, Jr. Vice President Marketing	2000 1999 1998	150,000 124,500 114,500	80,000 — 25,020	— — —	— — —	53,750 11,250 —	— — —	— — —

(1)
Includes salary from CorVu Australasia Pty. Ltd.

(2)
$192,500 of the fiscal 2000 salary had not been paid to Mr. MacIntosh as of June 30, 2000. Based on an amendment to Mr. MacIntosh's employment agreement effective January 1, 2001, Mr. MacIntosh waived his right to receive such amount. See "Employment Agreements."

Option Grants During 2000 Fiscal Year

    The following table provides information regarding stock options granted during fiscal 2000 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

Name	Number of Shares Underlying Options Granted(1)		Percent of Total Options Granted to Employees in Fiscal Year		Exercise or Base Price Per Share		Expiration Date
Justin M. MacIntosh	675,000(1 168,750(2	) )	28.98 7.25	% %	$ $	1.33 2.53	06/30/06 07/11/06
David C. Carlson	33,750(1 56,250(1	) )	1.45 2.42	% %	$ $	2.53 1.78	07/11/06 11/30/06
Alan M. Missroon, Jr.	33,750(1 20,000(1	) )	1.45 0.86	% %	$ $	2.53 3.00	07/11/06 05/12/07

(1)
Such option is exercisable in three equal annual installments commencing on the date of grant.

(2)
Such option was immediately exercisable on the date of grant.

Option Exercises During 2000 Fiscal Year and Fiscal Year-End Option Values

    No options were exercised by the named executive officers during fiscal 2000. The following table provides information related to the number and value of options held at June 30, 2000:

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the- Money Options at Fiscal Year End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Justin M. MacIntosh	450,000	450,000	$157,781	$315,563
David C. Carlson	202,500	45,000	$114,243	$8,480
Alan M. Missroon, Jr.	178,7500	31,250	$2,827	0

(1)
Value is calculated on the basis of the difference between the option exercise price and $2.03125, the average of the closing bid and ask price on June 30, 2000, as quoted on the OTC Bulletin Board.

Employment Agreements

    Effective July 1, 1999, the Company entered into a three-year employment agreement with Justin M. MacIntosh that was amended effective January 1, 2001. Pursuant to the agreement, Mr. MacIntosh will serve as Chairman, President and Chief Executive Officer. Commencing January 1, 2001, Mr. MacIntosh will be paid an annual base salary of $180,000 and will forgive cash compensation in the total amount of $341,586 that was accrued under the Agreement through December 2000. Mr. MacIntosh will also be entitled to receive an annual bonus based on the Company's audited earnings before interest and taxes ("EBIT") for the fiscal years 2001, 2002 and 2003. The bonus will be 30% of any EBIT up to $1 million, 20% of EBIT between $1,000,001 and $2 million, 10% of EBIT between $2,000,001 and $3 million, and 5% of EBIT over $3 million. Mr. MacIntosh was also granted options to purchase a total of 675,000 shares of the Company's Common Stock at $1.33 per share, with 225,000 of these options vesting at the beginning of each employment year. Mr. MacIntosh will participate in any retirement, welfare and other benefit program our Company provides for its executive officers. He will receive payments in the amount of at least 9 monthly installments of the base salary in effect at the time of termination if the Company terminates his employment without cause. Mr. MacIntosh is subject to certain confidentiality and non-compete provisions under the agreement.

    Effective July 15, 1996, the Company entered into a one-year employment agreement with David Carlson that was amended as of July 20, 1998. Pursuant to the agreement Mr. Carlson serves as the Company's Chief Financial Officer. The term of the agreement automatically renews for successive one-year periods unless terminated by either party. Mr. Carlson currently receives an annual base salary in the amount of $115,000 and additional 25% quarterly bonus payments, based on attaining quarterly business plan profits and his personal performance. Mr. Carlson will participate in any retirement, welfare and other benefit program the Company provides for its executive officers. Both parties to the agreement can terminate the agreement without cause upon 60 days prior written notice. Mr. Carlson is subject to certain confidentiality provisions under the agreement.

    Effective January 2, 1997, the Company entered into a one-year employment agreement with Alan M. Missroon, Jr. Pursuant to the agreement Mr. Missroon serves as the Company's Vice President of Marketing. The agreement automatically renews for successive one year terms unless terminated earlier. Mr. Missroon receives an annual base salary of $150,000 and additional bonuses, based on the Company's profits. In addition, Mr. Missroon was granted options to purchase a total of 112,500 shares of CorVu Common Stock at $2.53, all of which have vested. Mr. Missroon will participate in any retirement, welfare and other benefit program the Company provides for its executive officers. If the Company terminates his employment without cause, Mr. Missroon will receive his base salary for a period of three months after the date of termination, with an additional one month of base pay added for each year of employment up to a maximum of six months. Mr. Missroon is subject to certain confidentiality and non-compete provisions under the agreement.

APPROVAL OF 2001 EMPLOYEE STOCK PURCHASE PLAN
(Proposal #3)

General

    On December 12, 2000, the Board of Directors adopted, subject to shareholder approval, the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"). A general description of the basic features of the Stock Purchase Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Stock Purchase Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

Description of the Employee Stock Purchase Plan

    Purpose.  The purpose of the Stock Purchase Plan is to encourage stock ownership by the Company's employees and in so doing to provide an incentive to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.

    Eligibility.  The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the employees. Generally speaking, all full-time and part-time employees (including officers) of the Company or one of its subsidiaries are eligible to participate in any of the phases of the Stock Purchase Plan. However, any employee who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company cannot purchase stock through the Stock Purchase Plan. Currently, this limitation excludes Justin M. MacIntosh from participating. As of December 31, 2000, the Company had approximately 100 full-time and part-time employees eligible to participate.

    Administration; Term.  The Stock Purchase Plan will be administered by the Compensation Committee. The Stock Purchase Plan gives broad powers to the Committee to administer and interpret the Stock Purchase Plan, including the authority to limit the number of shares that may be optioned under the Stock Purchase Plan during a phase. The Stock Purchase Plan will terminate on December 12, 2010, unless the Board of Directors extends the term of the Plan.

    Options.  The Plan will be carried out in one or more phases of six months each. The first phase will commence on such date as shall be determined by the Board. Before the commencement date of a phase, each participating employee must elect to have a certain percentage of his or her compensation deducted during each pay period in such phase; provided, however, that the payroll deductions during a phase must equal at least 1% of the participant's compensation. An employee may increase or decrease, his or her payroll deduction percentage during a phase. An employee may also request that any further payroll deductions be discontinued, or may request a withdrawal of all accumulated payroll deductions at any time during the phase. An employee's payroll deduction election will continue for all future phases of the Stock Purchase Plan unless the employee changes his or her election or withdraws from the Plan. Based on the amount of accumulated payroll deductions made at the end of the phase, shares will be purchased by each employee at the termination date of such phase. The purchase price to be paid by the employees will be the lower of: (i) 85% of the fair market value as of the commencement date of the phase; or (ii) 85% of the fair market value as of the termination date of the phase. The closing price of one share of the Company's Common Stock on December 29, 2000 was $0.1875 per share. As required by tax law, an employee may not, during any calendar year, receive options under the Stock Purchase Plan for shares which have a total fair market value in excess of $25,000 determined at the time such options are granted. Any amount not used to purchase shares will be carried over to the next phase, unless the employee requests a refund of that amount. No interest is paid by the Company on funds withheld and used to purchase shares, and such funds are used by the Company for general operating purposes. If the employee dies or terminates employment for any reason before the end of the phase, the employee's payroll deductions will be refunded, without interest, as soon as practicable after such termination.

    Amendment.  The Board of Directors may, from time to time, revise or amend the Stock Purchase Plan as the Board may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code (the "Code"); provided, that no such revision or amendment may (i) increase the total number of shares for which options may be granted under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (ii) modify requirements as to eligibility for participation in the Stock Purchase Plan, or (iii) materially increase the benefits accruing to participants under the Stock Purchase Plan, without prior approval of the Company's shareholders, if such approval is required to comply with Code Section 423 or the requirements of Section 16(b) of the Securities Exchange Act of 1934 (the "Act").

    Shares Reserved.  The Stock Purchase Plan reserves 500,000 shares of the Company's Common Stock for issuance under the Stock Purchase Plan. The Board of Directors shall equitably adjust the number of shares reserved for grant, the number of shares of stock subject to outstanding options and the price per share of stock subject to an option in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combination of shares, reclassifications or similar transactions.

    Federal Income Tax Consequences of the Stock Purchase Plan.  Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Code Sections 421 and 423. Employee contributions are made on an after-tax basis. Under existing federal income tax provisions, no income is taxable to the optionee upon the grant or exercise of an option if the optionee remains an employee of the Company or one of its subsidiaries at all times from the date of grant until three months before the date of exercise. In addition, certain favorable tax consequences may be available to the optionee if shares purchased pursuant to the Stock Purchase Plan are not disposed of by the optionee within two years after the date the option was granted nor within one year after the date of transfer of purchased shares to the optionee. Any interest paid to an employee upon a withdrawal of accumulated payroll deductions is taxable income to the employee. The Company generally will not receive an income tax deduction upon either the grant or exercise of the option.

    Plan Benefits.  Because participation in the Stock Purchase Plan is voluntary, the future benefits that may be received by participating individuals or groups under the Stock Purchase Plan cannot be determined at this time.

Vote Required

    The Board of Directors recommends that the shareholders approve the 2001 Employee Stock Purchase Plan. Approval of the Stock Purchase Plan requires the affirmative vote of the greater of (a) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (b) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

APPROVAL OF INCREASE IN SHARES RESERVED FOR
1996 STOCK OPTION PLAN
(Proposal #4)

General

    The Company currently has in effect a 1996 Stock Option Plan (the "1996 Plan"). The Board has approved, subject to shareholder approval, a 500,000 share increase in the number of shares reserved for the 1996 Plan. The Board believes that the 1996 Plan has been, and will continue to be, important for attracting, retaining and providing incentives for those officers, directors and key employees upon whose judgment, initiatives and efforts the Company is largely dependent for the successful conduct of its business.

    A more detailed description of the 1996 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

Description of the 1996 Plan

    Purpose.  The purpose of the 1996 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees upon whose efforts the success of the Company will depend to a large degree.

    Term.  Incentive stock options may be granted pursuant to the 1996 Plan until August 29, 2006, ten years from the date the 1996 Plan was adopted by the Board. Nonqualified options may be granted under the 1996 Plan until the Plan is discontinued or terminated by the Board.

    Administration.  The 1996 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The 1996 Plan gives broad powers to the Committee to administer and interpret the 1996 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

    Eligibility.  All officers and employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1996 Plan. All directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary are eligible to receive nonqualified stock options pursuant to the 1996 Plan. As of December 31, 2000, the Company had approximately 100 employees, two nonemployee directors and three consultants.

    Options.  When an option is granted under the 1996 Plan, the Committee at its discretion specifies the option price, the type of option (whether "incentive" or "nonqualified") to be granted and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option, may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on December 29, 2000 was $0.1875. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Each incentive stock option and, unless otherwise determined by the Committee, each nonqualified stock option granted under the 1996 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 1996 Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship.

    Amendment.  The Board of Directors may from time to time suspend or discontinue the 1996 Plan or revise or amend it in any respect; provided, that no such revision or amendment may impair the terms and condition of any outstanding option to the detriment of the optionee without the consent of the optionee except as authorized in the event of merger, consolidation or liquidation of the Company.

    Federal Income Tax Consequences of the Plan.  Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 1996 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

    Incentive stock options granted under the 1996 Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

    Plan Benefits.  The table below shows the total number of stock options that have been received by the following individuals and groups under the 1996 Plan.

Name and Position/Group	Total number of Options Received(1)
Justin M. MacIntosh, Chairman and Chief Executive Officer	56,250
David C. Carlson, Chief Financial Officer	147,500
Alan M. Missroon, Jr., Vice President—Marketing	200,000
Current Executive Officer Group	403,750
Current Non-executive Officer Director Group	55,000
Current Non-executive Officer Employee Group	2,612,942

(1)
This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time.

Vote Required

    The Board of Directors recommends that the shareholders approve the increase in the number of shares reserved for the 1996 Stock Option Plan. Approval of the increase requires the affirmative vote of the greater of (a) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (b) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 2000, all Section 16(a) filing requirements applicable to Insiders were complied with except that Alan Missroon was late filing one form to report an option grant.

RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS
(Proposal #5)

    Prior to the Company's merger with CorVu Corporation, the principal accountant of Minnesota American, Inc. was Virchow Krause & Company, LLP. Since the company surviving the merger, CorVu Corporation, f/k/a Minnesota American, Inc., continues to operate the business of the former CorVu Corporation, the Company's executive officers decided to continue working with the accountant of the former CorVu Corporation, KPMG LLP, and to terminate the relationship with Virchow Krause & Company, LLP effective as of the merger on January 14, 2000. The Company is not aware that Virchow Krause & Company, LLP issued any report during the two years before the merger that contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. The change of accountants was not recommended to or approved by the board of directors or any committee of the board. The Company is not aware that there was any disagreement between Minnesota American, Inc. and Virchow Krause & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

    The Company's Board of Directors has selected KPMG LLP as independent auditors of the Company for the current fiscal year ending June 30, 2001. Although it is not required to do so, the Board wishes to submit the selection of KPMG LLP for shareholders' ratification at the 2001 Annual Meeting. If the selection is not ratified, the Board will reconsider its selection.

    A representative of KPMG LLP is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if so desired, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

OTHER BUSINESS

    Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting of shareholders must be received by the Company by September 19, 2001, to be considered for inclusion in the Company's proxy statement and related proxy for the 2002 annual meeting.

    Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after December 3, 2001, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

FORM 10-KSB

    A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2000 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF CORVU COMMON STOCK ON JANUARY 5, 2001, THE RECORD DATE FOR THE 2001 ANNUAL MEETING, AND SHOULD BE DIRECTED TO DAVID C. CARLSON, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Justin M. MacIntosh
                       Chief Executive Officer

Dated:  January 17, 2001
Edina, Minnesota

EXHIBIT A

Audit Committee Charter of CorVu Corporation

Committee Purpose

    The Board of Directors ("Board") is the ultimate corporate governance body of CorVu Corporation ("Company"). As such, the Board is charged with overseeing all material aspects of the Company's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee ("Committee"). For its part, the Committee is charged with the active and regular performance of the Board's supervision of the Company's internal control systems, its external and internal audit process, and its external and internal financial reporting process. This audit committee charter is intended to set forth the roles, responsibilities, authority, and procedures of the Committee.

    The Committee's main role includes a particular focus on the qualitative aspects of financial reporting. Accordingly, one of the Committee's main responsibilities will be to coordinate and control the Company's internal control procedures, as well as its procedures for periodically reviewing and assessing the effectiveness of its internal control procedures. Such internal control procedures include, but are not limited to, those designed to identify, manage, monitor, and ultimately account for and report on the business transactions and risks arising from the Company's operating and non-operating activities. The Committee's role will culminate with the annual preparation of the Company's audited financial statements, which the Committee will recommend to the Board as provided herein.

Committee Membership

    The Committee shall consist of two (2) or more independent directors. "Independent director" means a person other than an individual having a relationship which, in the opinion of Company's Board, would interfere with the exercise of independent, disinterested judgment in carrying out the responsibilities of a Committee member. Though not all-inclusive, the following categories of people shall not be considered independent for audit committee purposes:

  (1)
  a director who is or was employed by the Company or any of its affiliates for the current or any of the past three years;

  (2)
  a director who is an immediate family member1 of any management-level employee of the Company;

1
As used in this charter, the phrase "immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in the director's home.

(3)
a director who personally accepted any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(4)
a director who is a partner, controlling shareholder, or an executive officer of any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the securities of the Company or organization) that exceed 5% of the Company's or organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

(5)
a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

1

Structure

    The Committee members shall be appointed by the Board, in accordance with the preceding independence requirements. Each appointment shall be for an indefinite term, but the Board may remove Committee members at any time by Board action. If a Committee member is removed or resigns from the Committee, he or she shall serve until a successor is appointed.

    The Committee shall elect a chairperson annually. The chairperson shall create the agenda for Committee meetings and otherwise preside over Committee meetings. It is expected that the chairperson will ask for management and key Committee advisors (e.g., director/manager of Company internal audit, Company legal counsel, and Company external auditors) to participate in Committee meetings as appropriate.

Meetings

    The Committee shall meet at least four times annually (ideally, once within 45 days from the end of each fiscal quarter). Additional meetings shall be scheduled as considered necessary by the Committee chairperson. Minutes of all meetings shall be recorded and maintained by the Committee.

Reporting to the Board

    The Committee chairperson shall formally report (whether as required pursuant to specific requirements herein or otherwise) to the Board at least semi-annually. In addition, summaries of Committee minutes for all Committee meetings held between each Board meeting, separately identifying all unusually significant items, shall be made available to the Board at least one week prior to the Board meeting to be held subsequent to such Committee meetings.

Quorum

    A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee's business.

Committee Expectations and Information Needs

    The Committee shall communicate Committee expectations regarding the nature, timing, and extent of Committee information needs to management, internal audit, and external parties including external auditors. At a minimum, summary written materials, including quarterly financial statements with variance analyses (i.e., comparisons to both budget and prior period actual results) and key performance trends and indicators shall be received from management and internal/external auditors at least one week prior to scheduled meetings. Meeting conduct will assume Board members have reviewed written materials in sufficient depth to participate in Committee and/or Board dialogue.

Duties and Responsibilities

    In accordance with the Committee's purpose, it shall have the following duties and responsibilities:

  Audit & Review Function

  •
  The Committee shall select, or nominate for selection by the Board and/or shareholders, the Company's external auditors.

  •
  The Committee shall annually ensure receipt of a formal written statement from the external auditors consistent with Independence Standards Board Standard 1. Additionally, the Committee shall discuss with the external auditor any relationships or services that may affect the external auditor's objectivity or independence. If the Committee is not satisfied with the external auditor's assurances of independence, it shall take or recommend to the Board appropriate action to ensure the independence of the external auditor.

2

  •
  The Committee shall make clear to management and the external auditor's that the external auditors must consider the Committee to be its client and not management. Towards this end, the Committee shall meet annually with the external auditors, without management or others present, in order to assess the performance and ethical disposition (i.e., the "tone-at-the-top") of the financial and accounting management and the effectiveness and independence of the internal auditors.

  •
  The Committee shall annually review, with or without management consultation, the performance (effectiveness, objectivity, and independence) of the external auditors.

  •
  The Committee shall annually consider the scope of the annual audit, staffing of the annual audit, and accounting fees for the annual audit to ensure that the economics support the scope and staffing of the annual audit.

  •
  The Committee shall review with the CFO or principal internal auditor and external auditor the annual audit plans and quarterly review plans of each, including the degree of coordination and cooperation concerning the respective plans.

  •
  The Committee shall inquire as to, and be satisfied with, the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

  Risk Management Function

  •
  The Committee shall ensure that the director/manager of internal audit periodically reports (as deemed necessary) directly to the Committee. The Committee shall meet with the internal auditor director/manager and other key internal audit staff members at least annually, without management or others present, to discuss the adequacy of resources for the internal audit function and the level of cooperation that internal audit receives from Company management.

  •
  The Committee shall inquire of management, internal auditors, and external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.

  •
  The Committee shall meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company's risk assessment and risk management efforts.

  •
  The Committee shall instruct the internal and external auditors, Chief Executive Officer, and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

  Financial Reporting Function

  •
  The Committee shall obtain from management explanations for all significant budget-to-actual variances in the financial statements between relevant periods (e.g., year-to-year and quarter-to-quarter), as well as trends and significant changes in actual results between relevant periods.

  •
  The Committee shall inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, and estimates made by management that have a material impact on the financial statements and of the external auditor's opinions regarding the quality (i.e., adequacy, including over-adequacy) of all such items.

  •
  The Committee shall inquire as to the external auditor's views about whether management's choices of accounting principles (and their application of those accounting principles) are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles and practices are common or are minority practices.

3

  •
  The Committee shall inquire as to any material changes in the selection and/or application of accounting principles from the prior period and of the effect of such changes in the Company's financial statements (e.g., on earnings per share).

  •
  The Committee shall inquire of management and the external auditors to ascertain whether there were any significant financial reporting issues that arose during the accounting period and if so how they were resolved.

  •
  The Committee shall review the letter of management representations given to the external auditors and inquire whether they encountered any difficulties in obtaining the letter or any specific representations therein.

  •
  The Committee shall discuss with management and the external auditors the substance of any significant issues raised by in-house and outside legal counsel concerning litigation, contingencies, claims, or assessments and understand how such matters are reflected in the Company's financial statements.

  •
  The Committee shall review with management the MD&A section of the annual report and ask the extent to which the external auditors reviewed the MD&A section and inquire of the external auditors to ascertain whether the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

  •
  The Committee shall inquire of the external auditors to determine whether footnote disclosures adequately clarify and expand on the financial statements.

  •
  The Committee shall, jointly with the Board, consider whether the external auditors should meet with the Board to discuss any matters relative to the financial statements and to answer any questions that other directors may have.

  •
  The Committee shall prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

  (1)
  that the Committee has reviewed and discussed the audited financial statements with management;

  (2)
  that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

  (3)
  that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence;

  (4)
  that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission; and

  (5)
  that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in this charter.

    The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(e)(3) of Schedule 14A as those regulations affect the Company.

4

  General

  •
  The Committee shall assess and report to the Board on its compliance with this charter on an annual basis. This information may be included in the Audit Committee Report referred to above. The Board shall consider the Committee's report to the Board pursuant to this requirement (and the Audit Committee Report if prepared separately) to determine if changes to the Committee membership (e.g., composition and member number) are appropriate.

  •
  The Committee shall recommend to the Board any necessary changes to this charter on an annual basis.

  •
  The Committee shall conduct an appropriate review of all proposed related party transactions that are individually in excess of $10,000.00 in order to ensure that such transactions are on terms that are materially similar to those that could be obtained in arms-length transactions with independent third parties or are otherwise fair to and in the best interests of the Company. Documentation of each such review and the Committee's recommendation to the Board regarding whether the Board should approve or disapprove of the relevant related party transaction shall be maintained by the Committee.

Authority

    The Committee has authority to:

  •
  Conduct such studies, analyses, and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by the Board.

  •
  Have full and independent access to Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the intention to interview personnel (excluding the director/manager of internal audit who may be consulted without notice).

  •
  Have full and independent access to Company financial and other information.

  •
  Seek and employ such outside consulting assistance as it determines necessary to fulfill its responsibilities. To the extent the Committee determines to expend in excess of $10,000.00 during any fiscal year on such consulting assistance, it shall seek approval from the Board of such excess expenditures.

  •
  Take or cause to be taken all necessary action in order to implement and carry out its responsibilities pursuant to this charter.

5

CORVU CORPORATION
2001 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I—ESTABLISHMENT OF PLAN

1.01
Adoption by Board of Directors. By action of the Board of Directors of CorVu Corporation (the "Corporation") on December 12, 2000, subject to approval by its shareholders, the Corporation has adopted an employee stock purchase plan pursuant to which eligible employees of the Corporation and certain of its Subsidiaries may be offered the opportunity to purchase shares of Stock of the Corporation. The terms and conditions of this Plan are set forth in this plan document, as amended from time to time as provided herein. The Corporation intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time, (the "Code") and shall be construed in a manner consistent with the requirements of Code Section 423 and the regulations thereunder.
1.02
Shareholder Approval and Term. This Plan shall become effective upon its adoption by the Board of Directors and shall terminate December 12, 2010; provided, however, that the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the Plan is adopted by the Board in the manner provided under Code Section 423 and the regulations thereunder; and provided, further that the Board of Directors may extend the term of the Plan for such period as the Board, in its sole discretion, deems advisable.
ARTICLE II—PURPOSE
2.01
Purpose. The primary purpose of the Plan is to provide an opportunity for Eligible Employees of the Corporation to become shareholders of the Corporation, thereby providing them with an incentive to remain in the Corporation's employ, to improve operations, to increase profits and to contribute more significantly to the Corporation's success.
ARTICLE III—DEFINITIONS
3.01
"Administrator" means the Board of Directors or such Committee appointed by the Board of Directors to administer the Plan. The Board or the Committee may, in its sole discretion, authorize the officers of the Corporation to carry out the day-to-day operation of the Plan. In its sole discretion, the Board may take such actions as may be taken by the Administrator, in addition to those powers expressly reserved to the Board under this Plan.
3.02	"Board of Directors" or "Board" means the Board of Directors of CorVu Corporation.
3.03	"Compensation" means the Participant's base compensation, including bonuses, overtime and commissions.
3.04	"Corporation" means CorVu Corporation, a Minnesota corporation.
3.05	"Eligible Employee" means any employee who, as determined on or immdiately prior to an Enrollment Period, is a full-time or part-time employee of the Corporation or one of its Subsidiaries.
3.06	"Enrollment Period" means the period determined by the Administrator for purposes of accepting elections to participate during a Phase from Eligible Employees.
3.07	"Fiscal Year" means the fiscal year of the Corporation, which is the twelve-month period beginning July 1 and ending June 30 each year.
3.08
"Participant" means an Eligible Employee who has been granted an option and is participating during a Phase through payroll deductions, but shall exclude those employees subject to the limitations described in Section 9.03 below.

1

3.09
"Phase" means the period beginning on the date that the option was granted, otherwise referred to as the commencement date of the Phase, and ending on the date that the option was exercised, otherwise referred to as the termination date of the Phase.
3.10	"Plan" means the CorVu Corporation 2001 Employee Stock Purchase Plan.
3.11	"Stock" means the voting common stock of the Corporation.
3.12
"Subsidiary" means any corporation defined as a subsidiary of the Corporation in Code Section 424(f) as of the effective date of the Plan, and such other corporations that qualify as subsidiaries of the Corporation under Code Section 424(f) as the Board approves to participate in this Plan from time to time.
ARTICLE IV—ADMINISTRATION
4.01
Administration. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, the Administrator shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:
(a)
The Administrator shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;
(b)
The Administrator shall, subject to the provisions of the Plan, determine all terms and conditions that shall apply to the grant and exercise of options under this Plan, including, but not limited to, the number of shares of Stock that may be granted, the date of grant, the exercise price and the manner of exercise of an option. The Administrator may, in its discretion, consider the recommendations of the management of the Corporation when determining such terms and conditions;
(c)
The Administrator shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the shareholders of the Corporation and its Subsidiaries, the Administrator, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing; and
(d) The Administrator shall keep minutes of its meetings or other written records of its decisions regarding the Plan and shall, upon requests, provide copies to the Board.
ARTICLE V—PHASES OF THE PLAN
5.01
Phases. The Plan shall be carried out in one or more Phases of six (6) months each. The first phase shall commence on such date as shall be determined by the Board. No two Phases shall run concurrently.
5.02
Limitations. The Administrator may, in its discretion, limit the number of shares available for option grants during any Phase as it deems appropriate. Without limiting the foregoing, in the event all of the shares of Stock reserved for the grant of options under Section 12.01 is issued pursuant to the terms hereof prior to the commencement of one or more Phases or the number of shares of Stock remaining is so small, in the opinion of the Administrator, as to render administration of any succeeding Phase impracticable, such Phase or Phases may be canceled or the number of shares of Stock limited as provided herein. In addition, if, based on the payroll deductions authorized by Participants at the beginning of a Phase, the Administrator determines that the number of shares of Stock which would be purchased at the end of a Phase exceeds the number of shares of Stock remaining reserved under Section 12.01 hereof for issuance under the Plan, or if the number of shares of Stock for which options are to be granted exceeds the number of shares designated for option grants by the Administrator for such Phase, then the Administrator shall make a pro rata allocation of the shares of Stock remaining available in as nearly uniform and equitable a manner as the Administrator shall consider practicable as of the commencement date of the Phase or, if the Administrator so elects, as of the termination date of the Phase. In the event such allocation is made as of the commencement date of a Phase, the payroll deductions which otherwise would have been made on behalf of Participants shall be reduced accordingly.

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ARTICLE VI—ELIGIBILITY
6.01
Eligibility. Subject to the limitations described in Section 9.03, each employee who is an Eligible Employee on or immediately prior to the commencement of a Phase shall be eligible to participate in such Phase. If, in the discretion of the Administrator, any Phase commences on a date other than January 1 or July 1, whether an employee is an Eligible Employee shall be determined on a date selected by the Administrator, which date shall be prior to the commencement date of the Phase.
ARTICLE VII—PARTICIPATION
7.01
Participation. Participation in the Plan is voluntary. An Eligible Employee who desires to participate in any Phase of the Plan must complete the Plan enrollment form provided by the Administrator and deliver such form to the Administrator or its designated representative during the Enrollment Period established by the Administrator prior to the commencement date of the Phase.
7.02
Subsequent Phases. An Eligible Employee who elects to participate in a Phase of a fiscal year shall be deemed to have elected to participate in each subsequent Phase unless such Participant elects to discontinue payroll deductions during a Phase or exercises his or her right to withdraw amounts previously withheld, as provided under Article X hereof. In such event, such Participant must complete a change of election form or a new Plan enrollment form and file such form with the Administrator during the Enrollment Period prior to the next Phase with respect to which the Eligible Employee wishes to participate.
ARTICLE VIII—PAYMENT: PAYROLL DEDUCTIONS
8.01
Enrollment. Each Eligible Employee electing to participate shall indicate such election on the Plan enrollment form and designate therein a percentage of such Participant's Compensation during each pay period during the Phase. Subject to the Participant's right to discontinue payroll deductions as provided in Section 10.02, such percentage shall be at least one percent (1%) but not more than ten percent (10%) of such Participant's Compensation to be paid during such Phase, or such other maximum percentage as the Administrator may establish from time to time. In order to be effective, such Plan enrollment form must be properly completed and received by the Administrator by the due date indicated on such form, or by such other date established by the Administrator.
8.02
Payroll Deductions. Payroll deductions for a Participant shall commence with the paycheck issued immediately after the commencement date of the Phase and shall terminate with the paycheck issued immediately prior to the termination date of that Phase, unless the Participant elects to discontinue payroll deductions or exercises his or her right to withdraw all accumulated payroll deductions previously withheld during the Phase as provided in Article X hereof. The authorized payroll deductions shall be made over the pay periods of such Phase by deducting from the Participant's Compensation for each such pay period that dollar amount specified by the Participant in the Plan enrollment form.

Unless the Participant elected to discontinue payroll deductions or exercised his or her right to withdraw all accumulated payroll deductions previously withheld during the preceding Phase (in which event the Participant must complete a change of election form or a new Plan enrollment form, as the case may be, to continue participation for any subsequent Phase), the Corporation shall continue to withhold from such Participant's Compensation the same designated percentage specified by the Participant in the most recent Plan enrollment form previously completed by the Participant for all subsequent Phases; provided, however, that the Participant may, if he or she so chooses, discontinue payroll deductions for any or all such subsequent Phases by properly completing a new enrollment form during the Enrollment Period for such subsequent Phase and delivering such form to the Administrator by the due date for receipt of such forms for that Phase.

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8.03
Change in Compensation During a Phase. In the event that the Participant's Compensation is increased or decreased during a Phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the Phase is different from the amount anticipated to be withheld as determined on the commencement date of the Phase, then the extent to which the Participant may exercise his or her option shall be based on the amounts actually withheld on his or her behalf, subject to the limitations in Article IX. In the event of a change in the pay period of any Participant, such as from biweekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to insure the deduction of the proper amount authorized by the Participant.
8.04
Increases or Decreases During a Phase. In addition to the right to discontinue or withdraw payroll deductions during a Phase as provided in Article X, a Participant may increase or decrease the percentage of Compensation designated to be deducted as payroll deductions during a Phase (but not below 1% or above 10%) by completing and filing such forms as the Administrator may require. Such increase or decrease shall be effective with the next payroll period beginning after the date that the Administrator receives such forms and shall apply to all remaining Compensation paid during the Phase. The Participant may exercise the right to increase or decrease his or her payroll deductions only once during each Phase.
ARTICLE IX—OPTIONS
9.01
Grant of Option. Subject to Article X, a Participant who has elected to participate in the manner described in Article VIII and who is employed by the Corporation or a Subsidiary as of the commencement date of a Phase shall be granted an option as of such date to purchase that number of whole shares of Stock determined by dividing the total amount to be credited to the Participant's account by the option price per share set forth in Section 9.02(a) below. The option price per share for such Stock shall be determined under Section 9.02 hereof, and the number of shares exercisable shall be determined under Section 9.03 hereof.
9.02	Option Price. Subject to the limitations hereinbelow, the option price for such Stock shall be the lower of the amounts determined under paragraphs (a) and (b) below:
(a)
Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the commencement date of the Phase; or
(b)
Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the termination date of the Phase.

In the event that the commencement or termination date of a Phase is a Saturday, Sunday or holiday, the amounts determined under the foregoing subsections shall be determined using the price as of the last preceding trading day.

If the Corporation's Stock is not listed on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange, then the option price shall equal the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Corporation's Stock as of the commencement date of the Phase; or (ii) eighty-five percent (85%) of the fair market value of such stock as of the termination date of the Phase. Such "fair market value" shall be determined by the Board.

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9.03	Limitations. No employee shall be granted an option hereunder:
(a)
Which permits his or her rights to purchase Stock under all employee stock purchase plans of the Corporation or its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;
(b)
If such employee would own and/or hold, immediately after the grant of the option, Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code and the regulations thereunder shall apply.
(c) Which, if exercised, would cause the limits established by the Administrator under Section 5.02 to be exceeded.
9.04
Exercise of Option. Subject to a Participant's right to withdraw in the manner provided in Section 10.01, a Participant's option for the purchase of shares of Stock will be exercised automatically on the termination date of that Phase. However, in no event shall a Participant be allowed to exercise an option for more shares of Stock than can be purchased with the payroll deductions accumulated by the Participant in his or her bookkeeping account during such Phase.
9.05
Delivery of Shares. As promptly as practicable after the termination of any Phase, the Corporation's transfer agent or other authorized representative shall deliver to each Participant herein certificates for that number of whole shares of Stock purchased upon the exercise of the Participant's option. The Corporation may, in its sole discretion, arrange with the Corporation's transfer agent or other authorized representative to establish, at the direction of the Participant, individual securities accounts to which will be credited that number of whole shares of Stock that are purchased upon such exercise, such securities account to be subject to such terms and conditions as may be imposed by the transfer agent or authorized representative.

The shares of the Corporation's common stock to be delivered to a Participant pursuant to the exercise of an option under Section 9.04 of the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Administrator prior to the termination date of the Phase, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

Any accumulated payroll deductions remaining after the exercise of the Participant's option shall be returned to the Participant, without interest, on the first paycheck issued for the payroll period which begins on or immediately after the commencement date of next Phase; provided, however, that the Corporation may, under rules of uniform application, retain such remaining amount in the Participant's bookkeeping account and apply it toward the purchase of shares of Stock in the next succeeding Phase, unless the Participant requests a withdrawal of such amount pursuant to Section 10.01.
ARTICLE X—WITHDRAWAL OR DISCONTINUATION OF PAYROLL WITHHOLDINGS
10.01
Withdrawal. Once during the Phase, a Participant may request a withdrawal of all accumulated payroll deductions then credited to the Participant's bookkeeping account by completing a change of election form and filing such form with the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. As soon as administratively feasible after the end of the Phase, all payroll deductions credited to a bookkeeping account for the Participant will be paid to such Participant, without interest, and no further payroll deductions will be made during that Phase or any future Phase unless the Participant completes a new Plan enrollment form as provided in Section 8.02 above. If the Participant requests a withdrawal, the option granted to the Participant under that Phase of the Plan shall immediately lapse and shall not be exercisable. Partial withdrawals of payroll deductions are not permitted.

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Notwithstanding the foregoing, in order to be effective for a particular Phase, the Participant's request for withdrawal must be properly completed and received by the Administrator on or before such date immediately preceding the termination date of the Phase established by the Administrator. Requests for withdrawal that are received after that due date shall not be effective and no withdrawal shall be made, unless otherwise determined by the Administrator.
10.02
Discontinuation. At any time during the Phase, a Participant may also request that the Administrator discontinue any further payroll deductions that would otherwise be made during the remainder of the Phase by completing a change of election form and filing such form with the Administrator on or before such date immediately preceding the termination date of the Phase established by the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. Upon the effective date of the Participant's request, the Corporation will discontinue making payroll deductions for such Participant for that Phase, and all future Phases, unless the Participant completes another change of election form as provided above.
ARTICLE XI—TERMINATION OF EMPLOYMENT
11.01
Termination. If, on or before the termination date of any Phase, a Participant's employment terminates with the Corporation for any reason, voluntarily or involuntarily, including by reason of retirement or death, the payroll deductions credited to such Participant's bookkeeping account for such Phase, if any, will be returned to the Participant, without interest, and any options granted to such Participant under the Plan shall immediately lapse and shall not be exercisable. The return of such payroll deductions shall be made to the Participant as soon as administratively practicable following the end of the Phase in which the Participant terminates employment. In the event that such termination occurs near the end of a Phase and the Corporation is unable to discontinue payroll deductions for such Participant for his or her final paycheck(s), such deductions shall still be made but shall be returned to the Participant as provided herein. In no event shall the accumulated payroll deductions be used to purchase any shares of Stock.

If the option lapses as a result of the Participant's death, any accumulated payroll deductions credited to the Participant's bookkeeping account will be paid to the Participant's estate, without interest. In the event a Participant dies after exercise of the Participant's option but prior to delivery of the Stock to be transferred pursuant to the exercise of the option under Section 9.04 above, any such Stock and/or accumulated payroll deductions remaining after such exercise shall be paid by the Corporation to the Participant's estate.

The Corporation will not be responsible for or be required to give effect to the disposition of any cash or Stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provisions of any law concerning intestacy, or otherwise. No person shall, prior to the death of a Participant, acquire any interest in any Stock, in any option or in the cash credited to the Participant's bookkeeping account during any Phase of the Plan.
11.02
Subsidiaries. In the event that any Subsidiary ceases to be a Subsidiary of the Corporation, the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Section 11.01 hereof as of the date the Subsidiary ceased to be a Subsidiary of the Corporation.

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ARTICLE XII—STOCK RESERVED FOR OPTIONS
12.01
Shares Reserved. Five Hundred Thousand (500,000) shares of Stock, which may be authorized but unissued shares of the Corporation (or the number and kind of securities to which said shares may be adjusted in accordance with Section 14.01 hereof), are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.
12.02
Rights as Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares as provided in Section 9.05. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section 14.01 hereof.
ARTICLE XIII—ACCOUNTING AND USE OF FUNDS
13.01
Bookkeeping Account. Payroll deductions for Participants shall be credited to bookkeeping accounts, established by the Corporation for each such Participant under the Plan. A Participant may not make any cash payments into such account. Such account shall be solely for bookkeeping purposes and shall not require the Corporation to establish any separate fund or trust hereunder. All funds from payroll deductions received or held by the Corporation under the Plan may be used, without limitation, for any corporate purpose by the Corporation, which shall not be obligated to segregate such funds from its other funds. In no event shall Participants be entitled to interest on the amounts credited to such bookkeeping accounts.
ARTICLE XIV—ADJUSTMENT PROVISION
14.01
General. Subject to any required action by the shareholders of the Corporation, in the event of an increase or decrease in the number of outstanding shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of those Eligible Employees to whom options have been granted, shall adjust the number and kind of securities subject to such outstanding options and, where applicable, the exercise price per share for such securities.

In the event of sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation, reorganization, divestiture (including a spin-off), liquidation, reclassification or extraordinary dividend (collectively referred to as a "transaction"), after which the Corporation is not the surviving corporation, the Board may, in its sole discretion, at the time of adoption of the plan for such transaction, provide for one or more of the following:
(a)
The acceleration of the exercisability of outstanding options granted at the commencement of the Phase then in effect, to the extent of the accumulated payroll deductions made as of the date of such acceleration pursuant to Article VIII hereof;

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(b) The complete termination of this Plan and a refund of amounts credited to the Participants' bookkeeping accounts hereunder; or
(c)
The continuance of the Plan only with respect to completion of the then current Phase and the exercise of options thereunder. In the event of such continuance, Participants shall have the right to exercise their options as to an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such transaction.

In the event of a transaction where the Corporation survives, then the Plan shall continue in effect, unless the Board takes one or more of the actions set forth above. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
ARTICLE XV—NONTRANSFERABILITY OF OPTIONS
15.01	Nontransferability. Options granted under any Phase of the Plan shall not be transferable and shall be exercisable only by the Participant during the Participant's lifetime.
15.02
Nonalienation. Neither payroll deductions granted to a Participant's account, nor any rights with regard to the exercise of an option or to receive Stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Corporation may, at its option, treat such act as an election to withdraw in accordance with Section 10.01.
ARTICLE XVI—AMENDMENT AND TERMINATION
16.01
General. The Plan may be terminated at any time by the Board of Directors, provided that, except as permitted in Section 14.01 hereof, no such termination shall take effect with respect to any options then outstanding. The Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Corporation or as may be necessary to comply with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations; provided, however, no such amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to any outstanding option; and provided, further, that no such amendment shall:
(a) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 14.01 herein);
(b) modify the group of Subsidiaries whose employees may be eligible to participate in the Plan or materially modify any other requirements as to eligibility for participation in the Plan; or
(c) materially increase the benefits accruing to Participants under the Plan;

without the approval of the Corporation's shareholders, if such approval is required for compliance with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations.
ARTICLE XVII—NOTICES
17.01
General. All notices, forms, elections or other communications in connection with the Plan or any Phase thereof shall be in such form as specified by the Corporation or the Administrator from time to time, and shall be deemed to have been duly given when received by the Participant or his or her personal representative or by the Corporation or its designated representative, as the case may be.

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CORVU CORPORATION
1996 STOCK OPTION PLAN
(AS AMENDED THROUGH JANUARY 15, 2001)

SECTION 1.
 DEFINITIONS

    As used herein, the following terms shall have the meanings indicated below:

  (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

  (b)  Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended.

  (c)  The "Company" shall mean CorVu Corporation, a Minnesota corporation.

  (d)  Fair Market Value" shall mean (i) if such stock is reported in the national market system or is listed upon an established stock exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported in the national market system or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, in its sole discretion by applying principles of valuation with respect to all such options.

  (e)  The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

  (f)  "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

  (g)  The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is the consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

  (h)  "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

  (i)  The "Plan" means the CorVu Corporation 1996 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

  (j)  A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

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  SECTION 2.
   PURPOSE

    The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

    It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code and "nonqualified stock options" pursuant to Section 10 of this Plan. The grant of all such options shall, to the extent required, comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code, or any other applicable law or regulation. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the adoption of the Plan by the Board of Directors. In no event shall any stock options be exercisable prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any stock options previously granted shall be revoked.

SECTION 3.
 EFFECTIVE DATE OF PLAN

    The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.
 ADMINISTRATION

    The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

    In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
 PARTICIPANTS

    The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to

2

receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
 STOCK

    The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Four Million Three Hundred Thirty-seven Thousand Five Hundred (4,437,500) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

SECTION 7.
 DURATION OF PLAN

    Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in the Plan. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

SECTION 8.
 PAYMENT

    Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then Fair Market Value as defined in Section 9(d) below, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee.

SECTION 9.
 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

    Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

  (a)  Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or under the laws of or any other applicable law or regulation, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per

3

  share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

  (b)  Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or any other applicable law or regulation, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

  (c)  Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

  SECTION 10.
   TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

    Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

  (a)  Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee grants the option.

  (b)  Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board or the Committee, as the case may be, may

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  accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

  (c)  Withholding. The Company or a Subsidiary, as the case may be, shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board or Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of the nonqualified stock option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board or Committee, as the case may be, and otherwise comply with such rules as the Board or Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

  (d)  Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.

  SECTION 11
   TRANSFER OF OPTION

    No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during Optionee's lifetime, such option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

    The Board or Committee, as the case may be, may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

SECTION 12.
 RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

    In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such

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adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

    Unless otherwise provided in the stock option agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

  (a)  the equitable acceleration of the exercisability of any outstanding options hereunder;

  (b)  the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

  (c)  that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

  (d)  the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

    The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code, or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.
 INVESTMENT PURPOSE

    No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Board or Committee, as the case may be, may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board or Committee shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

    As a further condition to the grant of any nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

      (a)  In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock

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  purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

      (b)  In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof, in reverse chronological order based on the date or dates on which such options or portions thereof would have become exercisable according to the original vesting schedule set forth in the related stock option agreements, which Optionee does not exercise prior to or contemporaneously with such public offering.

      (c)  In the event of a transaction (as defined in Section 11 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

    The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

SECTION 14.
 RIGHTS AS A SHAREHOLDER

    An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

SECTION 15.
 AMENDMENT OF THE PLAN

    The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of the Internal Revenue Code or any other applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code, or any other applicable law or regulation.

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SECTION 16.
 NO OBLIGATION TO EXERCISE OPTION

    The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

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CORVU CORPORATION PROXY FOR ANNUAL MEETING Of Shareholders To Be Held February 21, 2001	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints JUSTIN M. MACINTOSH and DAVID C. CARLSON, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of CorVu Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Hilton Marquette, 710 Marquette Avenue, Minneapolis Minnesota, at 3:30 p.m. (Minneapolis time) on February 21, 2001, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

FOLD HERE AND RETURN USING THE ENVELOPE PROVIDED
-- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - --

CORVU CORPORATION 2001 ANNUAL MEETING
The Board of Directors recommends that you vote FOR each proposal below.

1.	Set the number of directors at five (5)			/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
2.	Elect directors:	01 David C. Carlson 02 Ismail Kurdi 03 Justin M. MacIntosh	04 James L. Mandel 05 Alan M. Missroon, Jr.	/ /	FOR all nominees listed to the left (except as Specified below).		/ / WITHHOLD AUTHORITY to vote for all nominees listed to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number of the nominee(s) in the box provided to the right).

3.	Approve the 2001 Employee Stock Purchase Plan			/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
4.	Approve 500,000 share increase in shares reserved for 1996 Stock Option Plan			/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
5.	Ratify selection of KPMG LLP as independent auditors			/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
6.	In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof.

Check appropriate box.

Indicate changes below: Address Change / / Attending Meeting / /

Date

Signature(s) in Box
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.

QuickLinks

CORVU CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
CORVU CORPORATION Annual Meeting of Shareholders February 21, 2001
PROXY STATEMENT
INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS
ELECTION OF DIRECTORS (Proposals #1 and #2)
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
EXECUTIVE COMPENSATION
APPROVAL OF 2001 EMPLOYEE STOCK PURCHASE PLAN (Proposal #3)
APPROVAL OF INCREASE IN SHARES RESERVED FOR 1996 STOCK OPTION PLAN (Proposal #4)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (Proposal #5)
OTHER BUSINESS
SHAREHOLDER PROPOSALS
FORM 10-KSB
EXHIBIT A Audit Committee Charter of CorVu Corporation
CORVU CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN ARTICLE I—ESTABLISHMENT OF PLAN